GUARANTEE

This Guarantee dated as of March 8, 2004 made by TSI MEDICAL CORP. (the “Guarantor”) to and in favour of THE CHARLES F. WHITE CORPORATION (the “Lender”) as lender under the Loan Agreement hereinafter referred to.

WHEREAS:

A.
689158 B.C. Ltd. (the “Borrower”) has entered into a loan agreement with the Lender dated as of the date hereof (as such agreement may at any time or from time tot time be amended, supplemented, extended or otherwise modified or restated, the “Loan Agreement”) pursuant to which a loan in the principal amount of US$500,000 is being advanced by the Lender to the Borrower (the “Loan”).

B.
It is a condition of the advance of the Loan by the lender to the Borrower that the Guarantor execute and deliver this guarantee to and in favour of the Lender as collateral security for the payment and performance of the Guaranteed Obligations (as hereinafter defined).

NOW THEREFORE WITNESSETH that in consideration of the payment of the sum of $1.00 in lawful money of Canada by the Lender to the Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor herby covenants, declares and agrees as follows:

1.
Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the due and punctual performance and payment to the Lender, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower to the Lender, now or hereafter existing under or pursuant to the Loan Agreement, whether for principal, interest, bonus, fees, expenses, indemnity or otherwise, and any and all out-of-pocket expenses (including counsel fees and disbursements on a solicitor and own client basis) incurred by the Lender in enforcing any of its rights under this guarantee (such obligations being herein called the “Guaranteed Obligations”)

2.
Absolute Liability. The Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Agreement. The liability of the Guarantor under this guarantee shall be absolute and unconditional irrespective of:

a.
the lack of validity or enforceability of any terms of the Loan Agreement or any security granted to the Lender by the Borrower or any other person or persons pursuant to the terms of the Loan Agreement;

	b.	any consent by the Borrower or any other person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Loan Agreement;

	c.	any defence, counter-claim or right of set-off available to the Borrower;

	d.	any extension of the time or times for payment of the Guaranteed Obligations or any other indulgences the Lender may grant to the Borrower;

e.
any dealings with the security which the Lender holds or may hold pursuant to the terms and conditions of the Loan Agreement, including the taking and giving up of securities, the accepting of compositions and the granting of releases and discharges;

f.	the assignment of all or any part of the benefits of this guarantee;

g.
any modification or amendment of or supplement to the Guaranteed Obligations or the Loan Agreement, including, without limitation, any assignment or assumption of the commitment or commitments of the Lender under the Loan Agreement and any increase or decrease in the principal, the rates of interest or other amounts payable under the Loan Agreement; or

h.
any other circumstances which might otherwise constituted a defence available to or a discharge of a guarantor, the Borrower or any other person in respect of the Guaranteed Obligations, or of the Guarantor in respect to this guarantee.

3.
Remedies. The Guarantor agrees that the Lender shall not be bound to seek or exhaust its recourses against the Borrower or any other person or to realize on any security it may hold in respect of the Guaranteed Obligations before being entitled to payment hereunder. Should the Lender elect to realize on any security it may hold, either before, concurrently with our after demand for payment under this guarantee, the Guarantor shall have no right of discussion or division.

4.
Amount of Guaranteed Obligations. Any account settled or stated by or between the Lender and the Borrower or, if any such account has not been so settled or stated immediately before demand for payment under this guarantee, any account thereafter stated by the Lender shall, in the absence of demonstrated error, be accepted by the Guarantor as conclusive evidence of the amount of the Guaranteed Obligations which at the date of the account so settled or stated is due by the Borrower to the Lender or remains unpaid by the Borrower to the Lender.

5.
Payment on Demand. The Guarantor shall make payment to the Lender of the amount of the Guaranteed Obligations forthwith after demand therefore is made in writing to it, and such demand shall be deemed to have been effectively made when an envelope containing such demand addressed to the Guarantor at: 810 Peace Portal Drive, Suite 202, Blaine, Washington 98230, Attention: ________________ , is personally delivered to such address or is deposited, postage prepaid and registered, in any post office within or outside Canada. The indebtedness of the Guarantor hereunder shall bear interest from the date of such demand to the date of payment thereof in full at the rate or rates of interest applicable to the Guaranteed Obligations under and calculated in the manner provided in the Loan Agreement.

6.
Subrogation and Repayment. Upon receipt by the Lender of any payments on account of liability under this guarantee, whether by realization on security or otherwise, the Guarantor shall not be entitled to claim repayment against the Borrower until the Lender’s claims against the Borrower in respect of the Guaranteed Obligations have been repaid in full. In the case of the liquidation, winding-up or bankruptcy of the Borrower (whether voluntary or compulsory) or in the event that the Borrower shall make a bulk sale of any of the Borrower’s assets within the provisions of any bulk sales legislation or any composition with creditors or scheme of arrangement, the Lender shall have the right to rank in priority to the Guarantor for its full claims in respect of the Guaranteed Obligations and receive all dividends or other payments in respect thereof until its claims in respect of the Guaranteed Obligations have been paid in full, and the Guarantor shall continue to be liable, less any payments made by or on behalf of the Guarantor, for any balance which may be owing to the Lender by the Borrower. In the event of the valuation by the Lender of any of its security or the retention thereof by the Lender or both, such valuation or retention, or both, shall not, as between the Lender and the Guarantor, be considered as a purchase of such security, or as payment or satisfaction or reduction of the Guaranteed Obligations or any part thereof. If any amount shall be paid to the Guarantor on account of any subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured.

7.	Assignment and Postponement.

(1)
All obligations, liabilities and indebtedness of the Borrower to the Guarantor of any nature whatsoever, and all security therefore, (the “Subject Indebtedness”) are hereby assigned and transferred to the Lender as continuing and collateral security for the obligations of the Guarantor hereunder. The Guarantor shall not assign the Subject Indebtedness or any part thereof to any person other than the Lender or as permitted pursuant to the Loan Agreement.

(2)
From and after demand by the Lender pursuant to Section 5 hereof, the Subject Indebtedness shall be held in trust by the Guarantor for the Lender and shall be collected, enforced or proved subject to and for the purposes of this guarantee, and any payments received by the Guarantor in respect thereof shall be segregated from other funds and property held by the Guarantor and forthwith paid over to the Lender on account of the Guaranteed Obligations.

(3)
From and after demand by the Lender pursuant to Section 5 hereof, the Lender shall be entitled to receive payment of the Guaranteed Obligations in full before the Guarantor shall be entitled to receive any payment on account of the Subject Indebtedness. The Subject Indebtedness shall not be released or withdrawn by the Guarantor unless the Lender’s written consent to such release or withdrawal is first obtained, and the Guarantor shall not permit the prescription of the Subject Indebtedness by any stature of limitations or ask for or obtain any security or negotiable paper for or other evidence of the Subject Indebtedness except for the purpose of delivering the same to the Lender.

8.
No Prejudice to the Lender. The Lender shall not be prejudiced in any way in the right to enforce any provision of this guarantee by any act or failure to act on the part of the Borrower. The Lender may, at any time and from time to time, without any consent of or notice to the Guarantor and without impairing or releasing the Guarantor from its obligations hereunder:

	a.	change the manner, place or terms of payment or change or extend time of payment of, or renew or alter, the Guaranteed Obligations;

	b.	release anyone liable in any manner under or in respect of the Guaranteed Obligations;

	c.	exercise or refrain from exercising any rights against the Borrower or the Guarantor or any other person; and

	d.	apply to the Guaranteed Obligations any sums from time to time received.

9.
Rights of Set-Off. To the fullest extent permitted by law, the Guarantor shall make all payments hereunder without regard to any defence, counter-claim or right of set-off available to it. Upon the making of a demand for payment hereunder, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any deposits (general or special, time or demand, provisional or final) at any time held or other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against the Guaranteed Obligations and other amounts due to the Lender hereunder irrespective of whether or not the Lender shall have made any demand under this guarantee and although such Guaranteed Obligation and other amounts may be contingent and unmatured. The rights of the Lender under this Section 9 are in addition, without prejudice and supplemental to any other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

10.
No Recourse. Any right of subrogation acquired by the Guarantor by reason of payment under or pursuant to this guarantee shall not be exercised until the Guaranteed Obligations and other amounts due to the Lender hereunder have been paid or repaid in full to the Lender, and shall be no greater than the right held by the Lender and the Guarantor shall have no recourse against the Lender for any invalidity, non- perfection or unenforceability of any security held by the Lender or any irregularity or defect in the manner or procedure by which the Lender realizes on such security.

11.
Continuing Guarantee. This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

12.	Supplemental Security. This guarantee is in addition, without prejudice and supplemental to all other guarantees and securities held, or which may hereafter be held, by or for the Lender.

13.	Representations.

	(1)	The Guarantor represents and warrants that:

a.
it is a corporation duly incorporated and organized and is validly subsisting and in good standing under the laws of Nevada and is duly qualified as a foreign or extra-provincial corporation, as the case may be, and is in good standing, in all jurisdictions where the Guarantor carries on business;

b.
has full corporate right, power and authority to enter into and perform its obligations under this guarantee and any security given in respect hereof, and has full corporate right, power and authority to own and operate its properties and to carry on its business as now conducted;

		c.	all representations and warranties of the Borrower in the Loan Agreement are true and correct as at the date hereof; and

d.
the Borrower has compiled with all covenants contained in the Loan Agreement and there exists no Default or Event of Default (as such terms are defined in the Loan Agreement) which is continuing on the date hereof.

	(2)	The execution and delivery by it of this guarantee has been duly authorized by all necessary action by the Guarantor.

14.
Interest Act (Canada). For purposes of the Interest Act (Canada), the Guarantor hereby acknowledges tat the rate or rates of interests applicable to the Guaranteed Obligations shall be computed and shall be paid at the times and in the manner set froth in the Loan Agreement.

15.
Governing Law. This guarantee shall be governed by and constructed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

16.
Successors, etc. This guarantee shall extend to and enure to the benefit of the Lender and its successors and assigns and shall be binding upon the Guarantor and its successors and permitted assigns. This guarantee shall not be assigned by the Guarantor without the Lender’s written consent. All rights of the Lender hereunder shall be assignable in accordance with the terms of the Loan Agreement.

17.
Notices. All notices, requests, demands, directions and communications (“notices”) hereunder shall be sent by telecopy or similar means of recorded communication or hand delivery or registered mail, and shall be effective when hand delivered or, in the case of telecopy or similar means of recorded communication, when received. All notices shall be given to the Lender at its principal office as show in the Loan Agreement and to the Guarantor at the address referred to in Section 5 hereof, or otherwise in accordance with any unrevoked written direction of the Guarantor to the Lender at its principal office as to a change of address, given in accordance with this Section 14.

18.
Attornment/Service. The Guarantor hereby irrevocably submits to the jurisdiction of any British Columbia court in any action or proceeding arising out of or relating to this guarantee, and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such British Columbia court. The Guarantor hereby irrevocably appoints the Borrower at its principal office and to the attention of the officer shown on the signature pages of the Loan Agreement as its agent to receive on behalf of the Guarantor service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by delivering a copy of such process to the Guarantor in care of such agent and the Guarantor herby irrevocably authorizes and directs such agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any process in any such action or proceeding by the mailing of copies of such process to the Guarantor at the address referred to in Section 5 hereof, or at such other address as it on its own behalf may direct. The Guarantor agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law. Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions.

19.
Acknowledgement of Receipt/Waiver. The Guarantor acknowledges receipt of an executed copy of this guarantee and the Loan Agreement. The Guarantor waives, to the extent permitted by law, the right to receive a copy of any financing statement, financing change statement or verification statement registered with or issued by any personal property registry or other official body in connection with this guarantee.

IN WITNESS WHEREOF the Guarantor has duly executed this guarantee and affixed its seal under the hands of its proper officers duly authorized for the purpose thereof as of the date first above written.

Per:	/s/ Derek R. Van Laare
Authorized Signatory

Per:	/s/ Harold Moll
Authorized Signatory